UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported)  January 15, 2002
                                                            ------------------
                                                            December 31, 2001
                                                            ------------------



                               PNM RESOURCES, INC.
                               -------------------
                    (Formerly known as Manzano Corporation)
             (Exact name of registrant as specified in its charter)


           New Mexico                                           85-0468296
----------------------------                             -----------------------
(State or Other Jurisdiction                                 (I.R.S. Employer
      of Incorporation)                                  Identification) Number)



             Alvarado Square, Albuquerque, New Mexico    87158
             ----------------------------------------    -----
             (Address of principal executive offices)  (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of December 2001 and 2000 and the twelve months ended December 31, 2001 and 2000 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

              Public Service Company of New Mexico And Subsidiaries
                        Comparative Operating Statistics

                                       Month Ended         Twelve Months Ended
                                       December 31,             December 31,
                                    --------------------- --------------------
                                       2001       2000       2001       2000
                                    ---------- ---------- ---------- ---------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                               611        580      7,255      7,089
     Wholesale
         Firm Sales                        78         43        617        330
         Firm Surplus                      48        117        846      1,222
         Short Term / Uncommitted         814        771     11,114     10,800
                                    ---------- ---------- ---------- ---------

         Total Wholesale Sales            940        931     12,577     12,352
                                    ---------- ---------- ---------- ---------

         Total Energy Sales             1,551      1,511     19,832     19,441
                                    ========== ========== ========== =========

Weather:

Heating and Cooling Days - Albuquerque, NM

   The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 F.

          HDD                          881         858       3,872       3,969
                                 ========== =========== =========== ===========

          CDD                            0           0       1,578       1,700
                                 ========== =========== =========== ===========


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                   (Registrant)


Date:  January 15, 2002                          /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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